---------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         Stefanie V. Chang
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley                   Harold J. Schaaff, Jr.
Asset Management Inc. and Morgan Stanley                VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Belinda A. Brady
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Plastics Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

---------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                           U.S. REAL ESTATE PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1998

LETTER TO SHAREHOLDERS
-------

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY INDEX(1)
----------------------------------------------------

                                       TOTAL RETURNS(2)
                            ---------------------------------------
                                           ONE      AVERAGE ANNUAL
                               YTD        YEAR      SINCE INCEPTION
                            ---------  -----------  ---------------
PORTFOLIO--CLASS A........     -14.19%     -12.32%         18.64%
PORTFOLIO--CLASS B........     -14.38      -12.61          16.07
INDEX--CLASS A............     -15.02      -13.54          13.75
INDEX--CLASS B............     -15.02      -13.54          12.53

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

For the nine months ended September 30, 1998, the Portfolio had a total return of -14.19% for the Class A shares and -14.38% for the Class B shares compared to a total return of -15.02% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the one year ended September 30, 1998, the Portfolio had a total return of -12.32% for the Class A shares and -12.61% for the Class B shares compared to -13.54% for the Index. From inception on February 24, 1995 through September 30, 1998, the average annual total return of the Class A shares was 18.64% compared to 13.75% for the Index. From inception on January 2, 1996 through September 30, 1998, the average annual total return of the Class B shares was 16.07% compared to 12.53% for the Index.

For the three months ended September 30, 1998, the Portfolio had a total return of -9.45% for the Class A shares and -9.47% for the Class B share compared to -10.52% for the Index.

The third quarter of 1998 was the worst quarterly performance for public real estate securities since the third quarter of 1990 as the NAREIT Equity Index declined 10.5% for the quarter and is now down 15.0% year-to-date. Despite our cautious tone in last quarter's letter, the power of the decline exceeded our expectations. The disappointment of the dramatically weak performance in the public markets was additionally confounding to many observers given the continued reporting of strong fundamentals in real estate markets across the United States. The lone bright spot was a powerful rally in mid-September, which propelled REITs up by approximately 15%. Prior to quarter end, the REIT market retreated another 5%. However, this rally occurred off of a base level for the REIT Index which had not been seen since December of 1996. As a result, we find ourselves in new territory in which it is cheaper for investors to buy real estate assets on Wall Street (through ownership of securities) than on Main Street (through direct ownership of assets).

Given the general confusion and concern with regard to this unprecedented weak performance for real estate securities, we have outlined below a brief summary of the major causes of the weakness. Not surprisingly, these include both technical and fundamental factors. The key technical problem for the REIT market has been the selling pressure exerted by each of the sector's key constituent shareholders: non-dedicated institutional investors, dedicated mutual funds and retail investors. The rapid growth and performance of the REIT sector in 1996 and 1997 attracted new capital from non-dedicated institutional investors. These investors exited early in 1998 due to returns available in the broad equity market and they have continued to exit due to negative momentum and a generally weak market for small cap stocks. According to data provided by AMG Data Services, there have been outflows in each month since February for the dedicated REIT mutual funds. Clearly their selling to cover redemptions has put pressure on REIT stocks. Finally, in early 1998 Wall Street raised almost $3 billion from retail investors for Unit Investment Trusts for REITs. Redemptions from recently issued unit investment trusts have added to the selling pressure.

From our perspective, over the medium and long term, the largest determinant of the value of the shares of real estate stocks will be the underlying real estate fundamentals. We measure REITs based on their Price to Net Asset Value ratio ("P/NAV"). Clearly the public markets tend to be forward looking and as a result we expect that the market will reward REITs with premium valuations in the face of improving fundamentals and will penalize REITs with prices below NAV in the anticipation of deteriorating fundamentals. By late 1997, REITs were trading at a cycle high. In retrospect, it can be viewed that the summer downturn in REITs can be seen as an extension of the bear market that began in October of 1997. This downturn largely reflected extreme overvaluation in the equity capital markets. The Green Street Price to NAV index hit a cycle high of 130% in October of 1997 (Green Street Advisors is an independent buy-side REIT specialist that has been recording the P/NAV for REITs since 1990). After this quarter's downturn, REITs now trade at a modest discount to NAV.

Many observers of REITs are of the opinion that REITs deserve to trade at a premium to their NAV as a result of their superior characteristics to a passive portfolio of assets. While we are strong proponents of the advantages of REIT ownership over direct ownership (due to the alignment of interests of shareholders and management, liquidity and ease of diversification), we believe that there are points in the real estate cycle when REITs will trade ']at a discount to NAV. Thus, our position on current valuations in the REIT market is that the public markets appear to be betting on a deterioration in NAV. This deterioration may come in the form of a combination of lower prices (also referred to as a worsening of "cap rates") for the sale of real estate assets or a decline in the net operating income produced by the underlying assets. In fact the reason that the Green Street P/NAV Index does not reflect a greater discount to NAV is that they changed cap rates at the end of September resulting in a reduction in NAV by 6%.

Our measure for real estate fundamentals is the supply and demand balance for real estate in each of the component markets. This includes the demand and supply between buyers and sellers as evidenced in cap rates and between tenants and landlords as evidenced by occupancy rates and rental levels. From the cap rate perspective, the significant availability of capital from both private and public sources caused real estate property valuations to appreciate rapidly in the period from late-1996 to early-1998. (Note that this supply of capital combined with property acquisition prices that approached, and in some cases exceeded, replacement costs also led to a dramatic increase in the level of new construction). However, in the past several weeks the traditional engines of the 1990's real estate liquidity, mortgage "conduit" lenders and the REIT equity market, have been shut down. Commercial and investment banks, insurance companies and pension funds all have moved to the sidelines, nursing painful losses on their real estate portfolios. Opportunity funds, still flush with cash, have watched substantial paper profits dissipate. In this environment, we expect to see a number of impacts. First, transaction volume has dried up, and is likely to remain low by recent standards for some time to come. Second, once transaction volume reappears, pricing will be characterized by real estate valuations that are 5% to 10% lower in most property types. This contraction in NAV would alter the denominator in the P/NAV calculation, thus making prices look less discounted. Finally, given the real estate capital markets shut down, we expect a material contraction in funds available for new construction. Thus, despite our continued concern that the supply engine would cause persistent difficulties for the real estate markets, the major positive to arise from this shut down will be this dramatic reduction in new construction. In essence, the panic of the real estate capital markets in 1998 has accelerated, sharpened and foreshortened the real estate recession we had previously expected by the year 2000.

Given an increased probability of a slowdown in the U.S. economy, it is important to focus on the demand side of the real estate market equation. Until recently, our commentary has been focused primarily on the probability and timing of excess supply. Our attention has now turned to the problems that real estate markets would experience as a result of a material decline in the demand for real estate. Since the public markets tend to look forward by six to twelve months, we can expect multiples to contract in anticipation of a deterioration in real estate fundamentals.

As we have discussed, the multifamily and industrial markets were the first to achieve equilibrium, albeit with limited pockets of current supply problems, due to the short construction cycle for these assets. For multifamily, a slowdown in the economy and a rising level of unemployment slows apartment absorption levels, but this reduction in demand will likely be offset by a slowdown in single family home building and an increase in the consumer's propensity to rent. Clearly an economic slowdown also causes a shrinkage in the demand for industrial space resulting in declining occupancies in the short term. The favorable news is that in both sectors, the short construction cycle allows a correction in the supply pipeline to occur within six to nine months.

In the office market, we have discussed the rapidly accelerating pace of new office development, primarily in the suburban markets. An economic slowdown slows the pace of absorption and increases the potential for occupancy declines. Although a downturn likely causes a number of projects in the planning stages to be cancelled, the longer length of the office building cycle combined with new supply pipelines that amount to a significant percentage of existing supply in certain markets, could cause persistent occupancy pressure. Even in the central business district markets, where new development is only in the early planning stages and existing property rents are below current market rents, a slowdown would shrink the size of anticipated rental gains upon tenant rollover.

Although we waved the cautionary yellow flag in the hotel sector last quarter, the strong negative market reaction has taken multiples back to levels last witnessed in 1992, a period which demonstrated that hotel valuations can deteriorate rapidly in an economic downturn. Investors had been wary of the new supply coming on line, but the more pronounced fears of an economic slowdown have dramatically affected this sector. The most recent data from Smith Travel Research (a private firm specializing in hotel research) indicated that growth in hotel industry revenue per available room for the month of August slowed to 0.1%, based on a decline in occupancy of 3.1% which was modestly offset by a gain in average daily rate of 3.3%.

Finally, in the retail sector, a reduction in consumer and business confidence will likely slow the robust consumer spending that has propelled retailing and hence slow the leasing pace for new retail projects. Supporters of the ability of retail real estate to perform well in a downturn suggest that the new supply of retail space has not advanced at the same pace as the other real estate sectors. In addition, it is noteworthy that although the Conference Board's (a New York based private research group) measure of consumer confidence fell in each of the three months of the third quarter, it commenced the quarter at a level that represented its 29-year high.

Given that the debt and equity markets ended the third quarter by pricing securities based upon an increasing probability of a significant slow down or recession in the U.S. economy, we have studied various sensitivity analyses for the components of the real estate market with regard to how they would react. Generally, the conclusions are that the most dramatic negative effects would be witnessed in the hotel market due to the ability of a slowdown in demand to affect cashflow immediately and a long construction cycle. The office and industrial markets also face dramatic negative impacts, witnessing negative absorption. The results would be worse in the office sector due to continued, but slowing, supply. The ability of the retail sector to sustain its performance is dependent on the continued enthusiasm of the consumer, albeit at lower than current levels. Finally, the multifamily sector fares the best as long as the supply pipeline slows.

Given the deterioration in REIT share prices, it is not surprising that the equity offering calendar has closed. In our discussions with companies we have focused on their capital markets strategies and their plans for external growth in this environment. Since most companies are trading below NAV, many of these companies have raised their hurdle rate for acquisitions to levels that will cause them to be out of the acquisition market. A smaller number of companies have begun the process of reducing their acquisition staffs in recognition of the potential for a protracted difficult environment for acquisitions. In contrast, most of the companies that had created a development pipeline plan to proceed based upon their belief that returns from these projects are likely to exceed their implied real estate valuations. Most, however, admit that they have raised the hurdle rate for future developments.

We have encouraged many of our Portfolio companies to repurchase their shares in the open market. This reflects the view that the most attractive "external growth" investment is buying shares in their own companies based on the implied real estate valuation and growth opportunities within their current portfolio. We have now witnessed over fifteen companies announce and implement share repurchase programs. Some companies have raised the objection that they intend to be users of capital and are concerned with the signal that is sent by the repurchase of shares which will need to be reissued at some point in the future. Our response to this objection generally is that the objective is to grow the NAV per share of the companies as opposed to simply growing the company. (Clearly there may be exception for a small company in which the growth is essential to achieve certain efficiencies; as a result growing this company does improve the NAV per share.) In fact, for companies trading at material discounts to NAV, we have discussed the notion of selling assets in the private market in order to fund a larger share repurchase program.

We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Given the expected deterioration in capital values and the potential slowdown in the demand for real estate we have shifted the Portfolio to become more defensive. From a top-down perspective the implications of these actions have been to increase the portfolio exposure to the less volatile sectors such as residential housing (both apartments and manufactured home communities) and to decrease exposure to more volatile sectors such as hotels (which features daily re-pricing of its rents) and office. In addition, in light of falling demand we have decreased the Portfolio exposure to the traditional fast growth markets of the sunbelt. In the past, the Portfolio was underweight in the larger cap companies as they traded at excessive premiums to their NAV. The pronounced deterioration in share prices of these larger, more liquid companies have allowed us to replace the smaller cap REIT names with these larger cap companies, without sacrificing value. Generally, these companies feature the best management teams.

Russell C. Platt
PORTFOLIO MANAGER

Theodore R. Bigman
PORTFOLIO MANAGER

October 1998

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1998

                                                                        VALUE
     SHARES                                                             (000)
-----------------                                                      --------
COMMON STOCKS (96.1%)
  DIVERSIFIED (10.6%)
          222,500   Crescent Real Estate Equities, Inc.                $  5,618
          426,800   Pacific Gulf Properties, Inc. REIT                    8,589
          236,100   Pennsylvania REIT                                     4,840
           14,400   Rouse Co. REIT                                          388
           60,100   Vornado Realty Trust REIT                             1,991
          654,898   Wellsford Real Properties, Inc.                       6,099
                                                                       --------
                                                                         27,525
                                                                       --------
  HEALTH CARE (0.0%)
            2,600   Omega Healthcare Investors, Inc. REIT                    85
                                                                       --------
  LODGING/RESORTS (2.4%)
          130,700   Host Marriott Corp.                                   1,658
          108,300   John Q Hammons Hotels, Inc.,
                     Class A                                                487
          134,937   Starwood Lodging Trust REIT                           4,116
                                                                       --------
                                                                          6,261
                                                                       --------
  OFFICE/INDUSTRIAL (32.0%)
    INDUSTRIAL (2.7%)
            9,100   Meridian Industrial Trust, Inc. REIT                    201
          412,400   Prime Group Realty Trust REIT                         6,908
                                                                       --------
                                                                          7,109
                                                                       --------
    OFFICE/INDUSTRIAL MIXED (0.6%)
           86,600   Bedford Property Investors, Inc. REIT                 1,559
                                                                       --------
    OFFICE (28.7%)
          577,700   Arden Realty, Inc. REIT                              12,890
      (e) 335,100   Beacon Capital Partners, Inc.                         6,702
           26,100   Boston Properties, Inc.                                 744
          364,554   Brandywine Realty Trust REIT                          6,972
          897,400   Brookfield Properties Corp.                           9,030
          265,300   CarrAmerica Realty Corp. REIT                         6,052
           71,500   Cornerstone Properties, Inc.                          1,082
          378,627   Equity Office Properties Trust REIT                   9,276
          592,200   Great Lakes, Inc. REIT                                9,845
          128,000   Kilroy Realty Corp. REIT                              2,944
          284,610   PS Business Parks, Inc. REIT                          5,834
          145,100   SL Green Realty Corp. REIT                            3,047
              100   Trizec Hahn Corp.                                         2
                                                                       --------
                                                                         74,420
                                                                       --------
  TOTAL OFFICE/INDUSTRIAL                                                83,088
                                                                       --------

                                                                        VALUE
     SHARES                                                             (000)
-----------------                                                      --------
  OTHER (0.3%)
          580,384   Atlantic Gulf Communities Corp.                    $    726
                                                                       --------
  RESIDENTIAL (29.4%)
    RESIDENTIAL APARTMENTS (21.3%)
            9,300   Amli Residential Properties Trust REIT                  198
          450,210   Archstone Communities Trust                           9,173
          345,600   Avalon Bay Communities, Inc. REIT                    11,772
          304,100   Essex Property Trust, Inc. REIT                       9,427
          228,200   Irvine Apartment Communities, Inc. REIT               6,133
          450,600   Merry Land & Investment Company, Inc. REIT           10,082
          207,600   Smith (Charles E.) Residential Realty, Inc. REIT      6,306
          124,500   Summit Properties, Inc.                               2,365
            1,500   Walden Residential Properties, Inc. REIT                 35
                                                                       --------
                                                                         55,491
                                                                       --------
    RESIDENTIAL MANUFACTURED HOMES (8.1%)
          574,052   Chateau Communities, Inc. REIT                       16,038
           72,700   Manufactured Home Communities, Inc. REIT              1,849
           94,500   Sun Communities, Inc. REIT                            3,172
                                                                       --------
                                                                         21,059
                                                                       --------
  TOTAL RESIDENTIAL                                                      76,550
                                                                       --------
  RETAIL (17.7%)
    RETAIL OUTLET (0.4%)
           34,500   Chelsea GCA Realty, Inc.                              1,182
                                                                       --------
    RETAIL REGIONAL MALLS (7.3%)
            7,000   Simon Property Group, Inc.                              208
          926,200   Taubman Centers, Inc. REIT                           12,967
          172,100   Urban Shopping Centers, Inc. REIT                     5,658
            2,200   Westfield America, Inc. REIT                             37
                                                                       --------
                                                                         18,870
                                                                       --------
    RETAIL STRIP CENTERS (10.0%)
          791,200   Burnham Pacific Property Trust REIT                  11,027
          467,700   Federal Realty Investment Trust REIT                 10,582
           29,400   First Washington Realty Trust, Inc.                     698
          162,600   Pan Pacific Retail Properties, Inc. REIT              3,028

                                                                        VALUE
     SHARES                                                             (000)
-----------------                                                      --------
    RETAIL STRIP CENTERS (CONTINUED)
            2,300   Ramco-Gershenson Properties Trust REIT             $     38
           22,500   Regency Realty Corp. REIT                               516
                                                                       --------
                                                                         25,889
                                                                       --------
  TOTAL RETAIL                                                           45,941
                                                                       --------
  SELF STORAGE (3.7%)
          194,200   Public Storage, Inc. REIT                             5,207
          138,800   Shurgard Storage Centers, Inc., Series A REIT         3,600
           32,500   Storage Trust Realty                                    764
                                                                       --------
                                                                          9,571
                                                                       --------
TOTAL COMMON STOCKS (Cost $267,036)                                     249,747
                                                                       --------
CONVERTIBLE PREFERRED STOCKS (1.5%)
  OTHER (0.6%)
          107,021   Atlantic Gulf Communities Corp.                         803
           75,765   Altantic Gulf Communities Corp., Series B               568
                                                                       --------
  TOTAL OTHER                                                             1,371
                                                                       --------
  RETAIL (0.9%)
    RETAIL STRIP CENTERS (0.9%)
           80,400   First Washington Realty Trust, Series A REIT          2,387
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,080)                          3,758
                                                                       --------


     NO. OF
    WARRANTS
-----------------
WARRANTS (0.4%)
  OFFICE/INDUSTRIAL (0.4%)
    INDUSTRIAL (0.4%)
          184,843   Meridian Industrial Trust, Inc. REIT, expiring
                     2/23/99                                              1,063
                                                                       --------
  OTHER (0.0%)
          112,509   Atlantic Gulf Communities Corp., Class A,
                     expiring 6/24/04                                        28
          112,509   Atlantic Gulf Communities Corp., Class B,
                     expiring 6/24/04                                        28
          112,509   Atlantic Gulf Communities Corp., Class C,
                     expiring 6/24/04                                        28
                                                                       --------
                                                                             84
                                                                       --------
TOTAL WARRANTS (Cost $300)                                                1,147
                                                                       --------

      FACE
     AMOUNT                                                             VALUE
      (000)                                                             (000)
-----------------                                                      --------
CORPORATE BOND (0.9%)
  OFFICE/INDUSTRIAL (0.9%)
    OFFICE (0.9%)
            2,934   Brookfield Properties Corp., 6.00%, 2/14/07 (Cost
                     $2,271)                                           $  2,231
                                                                       --------
TOTAL INVESTMENTS (98.9%) (Cost $273,687)                               256,883
                                                                       --------

OTHER ASSETS AND LIABILITIES (1.1%)
  Other Assets                                                                  8,409
  Liabilities                                                                  (5,425)
                                                                           ----------
                                                                                2,984
                                                                           ----------
NET ASSETS (100%)                                                          $  259,867
                                                                           ----------
                                                                           ----------

CLASS A:
--------
NET ASSETS                                                                 $  244,753
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 19,300,659 outstanding $0.001 par value shares
  (authorized 500,000,000 shares)                                          $    12.68
                                                                           ----------
                                                                           ----------

CLASS B:
--------
NET ASSETS                                                                 $   15,114
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,196,294 outstanding $0.001 par value shares (authorized
  500,000,000 shares)                                                      $    12.63
                                                                           ----------
                                                                           ----------

------------------------------

(e) -- 144A security -- Certain conditions for public sale may exist. REIT -- Real Estate Investment Trust